                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  May 31, 2006
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                            Finlay Enterprises, Inc.
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             (Exact name of registrant as specified in its charter)

           Delaware                 0-25716                      13-3492802
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(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)

529 Fifth Avenue, New York, New York                                    10017
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code   (212) 808-2800
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

|_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

|_|  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01      OTHER EVENTS.

On May 31, 2006, Finlay Enterprises, Inc., the parent of Finlay Fine Jewelry
Corporation ("Finlay Jewelry") issued a press release to announce that Finlay
Jewelry's license agreement with Belk, Inc. will not be renewed when it expires on January 31, 2007. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

      (c)      Exhibits.

               EXHIBIT NO.         DESCRIPTION
               -----------         -----------
               99.1                Finlay Enterprises, Inc. press release dated
                                   May 31, 2006.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   FINLAY ENTERPRISES, INC.

Date: May 31, 2006                 By:  /s/ Bruce E. Zurlnick
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                                        Bruce E. Zurlnick
                                        Senior Vice President, Treasurer and
                                        Chief Financial Officer